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                                                                      EXHIBIT 21
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                   SUBSIDIARIES OF PARK NATIONAL CORPORATION

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Name of Subsidiary                                           Jurisdiction of Incorporation
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                                                             United States (federally-chartered national banking association)
The Park National Bank ("PNB")

Park Investments, Inc. (NOTE: is a wholly-owned              Delaware
subsidiary of PNB)

Scope Leasing, Inc. (NOTE: is a wholly-owned                 Ohio
subsidiary of PNB)

Park Leasing Company (NOTE: is a wholly-owned                Ohio
subsidiary of PNB)

The Richland Trust Company ("Richland")                      Ohio

Richland Investments, Inc. (NOTE: is a wholly-               Delaware
owned subsidiary of Richland)

Century National Bank ("Century")                            United States (federally-chartered banking association)

Zane-Fed Services, Incorporated (NOTE: is a                  Ohio
wholly-owned subsidiary of Century)

MFS Investments, Inc. (NOTE: is a wholly-owned               Delaware
subsidiary of Century)

The First-Knox National Bank of Mount Vernon                 United States (federally-chartered banking association)
("FKNB")

Guardian Financial Services Company                          Ohio

United Bank, N.A.                                            United States (federally-chartered banking association)

Second National Bank                                         United States (federally-chartered banking association)

The Security National Bank and Trust Co.                     United States (federally-chartered banking association)
("Security National")

The Citizens National Bank of Urbana                         United States (federally-chartered banking association)

Park Capital Investments, Inc. ("Park Capital")              Delaware

Park National Capital LLC (NOTE: members are                 Delaware
Park Capital and PNB)

Security National Capital LLC (NOTE: members                 Delaware
are Park Capital and Security National)

First-Knox National Capital LLC (NOTE:                       Delaware
members are Park Capital and FKNB)
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